                                                                    EXHIBIT 10.3
                                                        Composite Conformed Copy
===============================================================================



                         FIRST AMERICAN CAPITAL TRUST I


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                            8.50% Capital Securities
                                guaranteed by
                   THE FIRST AMERICAN FINANCIAL CORPORATION


                               PURCHASE AGREEMENT
                               ------------------



Dated April 17, 1997


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

                        FIRST AMERICAN CAPITAL TRUST I

                               ----------------

                           8.50% Capital Securities


                              PURCHASE AGREEMENT
                              ------------------


                                                                  April 17, 1997


CHASE SECURITIES INC.
UBS SECURITIES LLC
c/o Chase Securities Inc.
270 Park Avenue, 8th Floor
New York, New York  10017-2070

Ladies and Gentlemen:

     First American Capital Trust I (the "Issuer"), a statutory business trust formed under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Section 3801 et
                                                                              --
seq.), proposes to issue and sell an aggregate of $100,000,000 8.50% Capital
---
Securities, Liquidation Amount $1,000 per Capital Security (the "Capital Securities"). The First American Financial Corporation (the "Company") hereby confirms its agreement with Chase Securities Inc. ("CSI") and UBS Securities LLC ("UBS") (together with CSI, the "Initial Purchasers") concerning the purchase of the Capital Securities from the Issuer by the several Initial Purchasers.

     The Capital Securities will be guaranteed by the Company, to the extent set forth in the Offering Memorandum (as defined below), with respect to distributions and amounts payable upon liquidation or redemption (the "Guarantee"), pursuant to the Guarantee Agreement (the "Guarantee Agreement"), to be dated as of the Closing Date (as defined below), executed and delivered by the Company and Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee (the "Guarantee Trustee") for the benefit of the holders from time to time of the Capital Securities. The proceeds from the sale of the Capital Securities to the Initial Purchasers will be aggregated with the entire proceeds from the sale by the Issuer to the Company of all of the Issuer's common securities, liquidation amount $1,000 per common security (the "Common Securities") and will be used by the Issuer to purchase the 8.50% Junior Subordinated Deferrable Interest Debentures due 2012 (the "Debentures") issued by the Company. The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Issuer, to be dated as of the Closing Date (the "Trust Agreement"), among the Company, as Sponsor, the trustees named therein (the "Trustees") and the holders from time to time of the Capital Securities and the Common Securities, which
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represent undivided beneficial interests in the assets of the
Issuer. The Debentures will be issued pursuant to a Junior Subordinated Indenture, to be dated as of the Closing Date (the "Indenture"), between the Company and Wilmington Trust Company. as trustee (the "Indenture Trustee" and a Company Order (as defined in the Indenture), dated as of the Closing Date. The Capital Securities, the Guarantee and the Debentures are collectively referred to herein as the "Securities". This Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Registration Rights Agreement (as defined below) are referred to collectively as the "Transaction Documents". Capitalized terms used herein without definition have the respective meanings specified in the Offering Memorandum.

     The Capital Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the registration requirements of the Securities Act. In connection with the sale of the Capital Securities, the Issuer and the Company have prepared a preliminary offering memorandum dated April 11, 1997 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum"), each setting forth information concerning the Issuer, the Company, the Transaction Documents and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted and shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that is, or is deemed to be, incorporated by reference in the Offering Memorandum. The Issuer and the Company hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Capital Securities by the Initial Purchasers.

     The Issuer and the Company understand that the Initial Purchasers propose to make an offering of the Capital Securities only on the terms, subject to the conditions and in the manner set forth in the Offering Memorandum and Section 3 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered.

     Holders of the Capital Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Issuer and the Company will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of capital securities of the Issuer and related junior subordinated deferrable interest debentures and guarantees of the Company (collectively, the "Exchange Securities") which are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

     All references in this Agreement to financial statements and schedules and other information that is "contained", "included", "deemed included" or "stated" in the Offering Memorandum (and all other references of like import) shall be deemed to include all such financial statements and schedules and other information that are, or are deemed to be, incorporated by reference in the Offering Memorandum.

     Section 1. Representations and Warranties. The Issuer and the Company,
                ------------------------------
jointly and severally, represent and warrant to and agree with the Initial Purchasers that:


       (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty
                           --------  -------
     is made as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by or on behalf of any Initial Purchaser specifically for use therein (the "Initial Purchasers' Information"). The documents incorporated by reference or deemed to be incorporated by reference in the Offering Memorandum (the "Exchange Act Reports"), when they became effective or were last amended or filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act and the Exchange Act as applicable, and the rules and regulations promulgated under the Securities Act and Exchange Act (the "Rules and Regulations") of the Commission, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference or deemed to be incorporated by reference in the Offering Memorandum, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Exchange Act and the Rules and Regulations, as applicable, and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


       (b) Each of the Capital Securities, the Guarantee and the Debentures satisfy the eligibility requirements of Rule 144A(d)(3) of the Rules and Regulations.

       (c) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Capital Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) of the Rules and Regulations.

       (d) None of the Issuer, the Company, any of their respective affiliates (as such term is defined in Rule 501(b) of Regulation D of the Rules and Regulations ("Regulation D")), or any person acting on behalf of the foregoing (other than an Initial Purchaser) has, directly or indirectly, made or will, directly or indirectly, make offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act.

       (e) None of the Issuer, the Company or any of their respective affiliates (as such term is defined in Rule 501(b) of Regulation D) or any person (other than an Initial Purchaser) acting on the behalf of the foregoing has engaged or will engage, in connection with the offering of the Securities or any security of the same class or series as any of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D. The Company and the Issuer have not entered and will not enter into any contractual arrangement with respect to the distribution of any of the Securities except for the Transaction Documents.


       (f) Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 3 hereof and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Capital Securities to the Initial Purchasers, and the offer, resale and delivery of the Capital Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register any of the Securities under the Securities Act or to qualify the Indenture, the Guarantee or the Trust Agreement under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

       (g) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California with the power and authority to own, lease and operate its properties, to conduct its business and to execute, deliver and perform its obligations under each of the Transaction Documents. Each subsidiary of the Company that is listed on Schedule B hereto (such subsidiaries collectively called the "Material Subsidiaries") is a corporation duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization with power and authority to own, lease and operate its properties and conduct its business.

       (h) The Issuer has been duly formed and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business.

       (i) The Company and the Material Subsidiaries are duly qualified in or licensed to transact business by, and are in good standing as foreign corporations in, each jurisdiction in which they own or lease real property, maintain an office or conduct their respective businesses and in which the failure, individually or in the aggregate with all other failures to be so licensed or qualified or to be in good standing, would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

       (j) As of December 31, 1996, the Company had a duly authorized, issued and outstanding capitalization as set forth in the Offering Memorandum under the caption "Capitalization".

       (k) All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. All of the outstanding shares of capital stock of each Material Subsidiary (other than First American Title Guaranty Holding Company and First American Home Buyers Protection Corporation) have been duly and validly authorized and issued, are fully paid and nonassessable and are owned, directly or indirectly, by the Company free and clear of any pledge, lien, security interest, charge, claim, restriction on voting or transfer or encumbrance of any kind, except that (i) all of the issued and outstanding shares of First American Title Insurance Company, First American Trust Company and First American Real Estate Information Services, Inc. have been pledged to secure the Company's indebtedness under the Credit Facility (as such term is defined in the Offering Memorandum) and
     (ii) the transfer of ownership of the capital stock of First American Title Insurance Company is subject to the prior approval of the California Department of Insurance. The Company owns 80% of the issued and outstanding shares of the capital stock of First American Title Guaranty Holding Company ("FATGHC"). The Company owns 79% of the issued and outstanding shares of the capital stock of First American Home Buyers Protection Corporation ("FAHBPC"). The outstanding shares of the capital stock of FATGHC and FAHBPC that are owned by the Company have been duly and validly authorized and issued, are fully paid and are nonassessable, and are owned, indirectly, by the Company free and clear of any pledge, lien, security interest, charge, claim, restriction on voting or transfer or encumbrance of any kind, except that the holders of the minority interests in FATGHC and FAHBPC have the right to "put" their minority interests to First American Title Insurance Company.

       (l) Each of the Company and the Issuer has full right, power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder; and all action required to be taken by the Company or the Issuer for the due and proper authorization, execution and delivery of each Transaction Document to which it is a party and the consummation of the transactions contemplated thereby have been duly and validly taken.

       (m) This Agreement has been duly authorized, executed and delivered by each of the Company and the Issuer and is a legal, valid and binding agreement of each of the Company and the Issuer enforceable against each of the Issuer and the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) (the "Enforceability Exceptions").

       (n) The Registration Rights Agreement has been duly authorized by each of the Company and the Issuer and, on the Closing Date, will have been executed and delivered by each of the Issuer and the Company and upon such execution by each of the Issuer and the Company (assuming the due authorization, execution and delivery thereof by the other parties thereto) the Registration Rights Agreement will constitute a valid and legally binding obligation of each of the Issuer and the Company enforceable against each of the Issuer and the Company, except as enforcement thereof may be limited by the Enforceability Exceptions.

       (o) The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been executed and delivered by the Company and the Regular Trustees (as defined in the Trust Agreement), and assuming the due authorization, execution and delivery of the Trust Agreement by the Delaware Trustee and the Property Trustee (each as defined in the Trust Agreement), the Trust Agreement will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Enforceability Exceptions.

       (p) The Guarantee Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery thereof by the Guarantee Trustee, not in its individual capacity but solely as trustee, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Enforceability Exceptions.

       (q) The Capital Securities have been duly authorized by the Issuer and, when executed, authenticated, issued and delivered in the manner provided for in the Trust Agreement and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Issuer and will be entitled to the benefits of the Trust Agreement (and to the extent set forth therein, the Indenture); the issuance of the Capital Securities is not subject to preemptive or other similar rights; and holders of Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

       (r) The Common Securities have been duly authorized by the Issuer and, when executed, issued and delivered by the Issuer to the Company against payment therefor as described in the Offering Memorandum, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Issuer and will be entitled to the benefits of the Trust Agreement; the issuance of the Common Securities is not subject to preemptive or other similar rights; and on the Closing Date, all of the issued and outstanding Common Securities of the Issuer will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

       (s) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company in accordance with its terms, and assuming due authorization, execution and delivery thereof by the Indenture Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Enforceability Exceptions. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

       (t) The Debentures have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture, and the Company Order, dated as of the Closing Date, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by the Enforceability Exceptions.

       (u) Except as disclosed in the Offering Memorandum, upon payment by the Issuer of the purchase price therefor, the Property Trustee will, on the Closing Date, have good and valid title to all such Debentures, free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by the Issuer.

       (v) Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

       (w) Price Waterhouse LLP, who is reporting upon the financial statements incorporated or deemed incorporated by reference in the Offering Memorandum, are and were independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements which are incorporated or deemed incorporated in the Offering Memorandum.

       (x) The consolidated financial statements of the Company incorporated or deemed incorporated by reference in the Offering Memorandum fairly present in all material respects the financial condition of the Company and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of operations and changes in stockholders' equity of the Company and its consolidated subsidiaries for the periods specified. The consolidated financial statements of the Company incorporated or deemed incorporated by reference in the Offering Memorandum have been prepared in all material respects in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as indicated in the notes thereto), and the supporting schedules, if any, incorporated or deemed incorporated by reference in the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The summary historical consolidated financial data of the Company included in the Offering Memorandum fairly present in all material respects the information shown therein and have been compiled on a basis consistent with that of the consolidated audited financial statements of the Company incorporated or deemed incorporated by reference in the Offering Memorandum.

       (y) The execution, delivery and performance by the Company and the Issuer of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Capital Securities and compliance by the Company and the Issuer with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries or the Issuer pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries or the Issuer is a party or by which the Company or any of its subsidiaries or the Issuer is bound or to which any of the property or assets of the Company or any of its subsidiaries or the Issuer is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Material Subsidiaries, the Trust Agreement or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or the Issuer or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company and the Issuer of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Capital Securities and compliance by the Company and the Issuer with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

       (z) Since the respective dates as of which information is given in the Offering Memorandum, except as may be otherwise stated therein (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) the Company has not incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) the Company has not entered into any material transaction other than in
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                                                                               9

     the ordinary course of business and (iv) except for the issuance of 57,105 shares of the Company's common stock pursuant to its stock bonus plans, there has not been any change in the capital stock or long-term debt of the Company, or any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

       (aa) There are no legal or governmental proceedings pending to which the Company, any of its subsidiaries or the Issuer is a party or of which any property or assets of the Company, any of subsidiaries or the Issuer is the subject which, singularly or in the aggregate, if determined adversely to the Company, any of its subsidiaries or the Issuer, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of the Company, no such proceedings are, to the best knowledge of the Company, threatened or contemplated by governmental authorities or threatened by others.

       (ab) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Capital Securities or suspends the sale of the Capital Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company, any of its subsidiaries or the Issuer which would prevent or suspend the issuance or sale of the Capital Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company, any of its subsidiaries or the Issuer before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Capital Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and the Company and the Issuer have complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.

       (ac) Neither the Company nor any of its Material Subsidiaries is (i) in violation of its charter or by-laws, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any material term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

       (ad) The Company and each of its subsidiaries holds such licenses, certificates, consents, orders, approvals, permits and other authorizations from governmental authorities (including, without limitation, insurance licenses from the insurance regulatory agencies of the various states where it conducts business ("Insurance Licenses")) which are necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective business as presently conducted, except for such licenses, certificates, consents, orders, approvals, permits or other authorizations the failure to hold which could not reasonably be expected to have a Material Adverse Effect; the Company and each of its subsidiaries has fulfilled and performed all obligations necessary to maintain such licenses, certificates, consents, orders, approvals, permits and other authorizations (including, without limitation, the Insurance Licenses), except where the failure to so fulfill or perform such obligations could not reasonably be expected to have a Material Adverse Effect. There is no pending, or to the best knowledge of the Company threatened, action, suit, proceeding or investigation (and, to the best knowledge of the Company, no facts exist which the Company believes could reasonably be the basis for any such action, suit, proceeding or investigation) that may reasonably be expected to lead to the revocation, termination or suspension of any such license, certificate, consent, order, approval, permit or other authorization (including, without limitation, the Insurance Licenses), except where such revocation, termination or suspension could not reasonably be expected to have a Material Adverse Effect; and no insurance regulatory agency or body has issued any order or decree restricting or prohibiting the payment of dividends by the Company's insurance company subsidiaries to the Company.

       (ae) All ceded reinsurance and retrocessional agreements to which the Company's insurance company subsidiaries are a party are in full force and effect. Neither the Company nor any of such subsidiaries has received any notice from any of the other parties to such agreements that such other party intends not to perform in any material respect such agreement and none of the Company and such subsidiaries has any reason to believe that any of the other parties to such agreements will be unable to perform such agreements, except to the extent that (i) the Company or such subsidiary has established appropriate reserves on its financial statements or (ii) such nonperformance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and each of the Company and its insurance company subsidiaries is entitled to give effect in its underwriting results in its most recently filed statutory financial statements in conformity with the insurance department of the state of domicile of each such subsidiary in effect at such time of preparation for reinsurance ceded pursuant to such agreements.


       (af) Neither the Issuer nor the Company is, or after giving effect to the consummation of the transactions contemplated herein, will be, and neither the Company nor the Issuer is directly or indirectly controlled by, or acting on behalf of any person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

       (ag) Other than pursuant to this Agreement or as disclosed in the Offering Memorandum under the caption "Plan of Distribution", there are no contracts, agreements or understandings between either the Issuer or the Company and any person that give rise to a valid claim against the Issuer, the Company or any Initial Purchaser for a brokerage commission, finder's fee or other like payment.

       (ah) Except as set forth in the Registration Rights Agreement or as described in the Offering Memorandum and except for common share piggyback registration rights granted to John B. Ward in respect of the 137,143 shares of the Company's common stock received by him as partial consideration for the sale of Nationwide Field Services-Ward Associates, Inc. to the Company, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities to be covered by the Exchange Offer Registration Statement or the Shelf Registration Statement.

       Section 2. Sale and Delivery to the Initial Purchasers; Closing. (a) On
                  ----------------------------------------------------
     the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Issuer agrees to issue and sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuer, at the purchase price of $ 1,000 per Capital Security, an aggregate of $100,000,000 Capital Securities (except as otherwise provided in this Agreement, to be allocated to the Initial Purchasers in the number of Capital Securities set forth opposite the name of each Initial Purchaser in Schedule 1 hereto). The Issuer shall not be obligated to deliver any of the Capital Securities except upon payment for all of the Capital Securities to be purchased as provided herein.

       (b) As compensation to the Initial Purchasers for their commitments hereunder and in view of the fact that the proceeds of the sale of the Capital Securities and the Common Securities will be used to purchase the Debentures, the Company hereby agrees to pay on the Closing Date to CSI, for the accounts of the Initial Purchasers, a commission of $ 10.00 per Capital Security purchased by the Initial Purchasers by wire transfer of immediately available funds to a bank account designated in writing to the Company by CSI at least one business day prior to the Closing Date.

       (c) Payment of the purchase price for, and delivery of certificates for, the Capital Securities shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, at 10:00 A.M., New York City time, on April 22, 1997 or such later date and time not more than seven full business days thereafter as you, the Company and the Issuer shall mutually determine (such date and time of payment and delivery being herein called the "Closing Date"). On the Closing Date, payment of the purchase price for the Capital Securities shall be made to the Issuer by wire or book-entry transfer of same-day funds to such account or accounts as the Issuer shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Property Trustee as custodian for The Depository Trust Company ("DTC") of the certificates evidencing the Capital Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Capital Securities sold to Qualified Institutional Buyers shall be in global form and Capital Securities sold to Accredited Investors (as defined in Section 3) shall be in certificated form, in each case registered in such names and in such denominations as CSI on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Capital Securities available for inspection by CSI on behalf of the Initial Purchasers in New York, New York at least 24 hours prior to the Closing Date.

       (d) It is understood that each Initial Purchaser has authorized CSI, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Capital Securities that it has agreed to purchase. You may (but shall not be obligated to) make payment of the purchase price for the Capital Securities to be purchased by any Initial Purchaser whose funds shall not have been received by the Closing Date, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

       Section 3. Resale of the Securities. (a) The Initial Purchasers have
                  ------------------------
     advised the Company and the Issuer that they propose to offer the Capital Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company and the Issuer that (i) it is purchasing the Capital Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Capital Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Capital Securities only from, and has offered or sold and will offer, sell or deliver the Capital Securities, as part of its initial offering, only to (A) persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (B) a limited number of other accredited investors ("Accredited Investors") as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D that are institutional investors in private sales exempt from registration under the Securities Act. Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Capital Securities purchased by such Initial Purchaser from the Issuer pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(d) and (h), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 3, and each Initial Purchaser hereby consents to such reliance.


       (b) The Company acknowledges and agrees that the Initial Purchasers may sell Capital Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Capital Securities purchased by it to an Initial Purchaser, in each case in accordance with the terms of this Agreement.

       Section 4. Certain Covenants of the Issuer and the Company. The Issuer
                  -----------------------------------------------
     and the Company covenant with each Initial Purchaser as follows:

       (a) The Issuer and the Company will promptly deliver to each Initial Purchaser and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum, the Offering Memorandum, any amendments or supplements thereto, the documents incorporated or deemed incorporated by reference in the Offering Memorandum and the Transaction Documents as such Initial Purchaser and their counsel may reasonably request.


       (b) Prior to making any amendment or supplement to the Offering Memorandum, the Company will furnish a copy thereof to each of the Initial Purchasers and counsel of the Initial Purchasers and will not effect such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period of review.

       (c) If at any time prior to completion of the distribution of the Capital Securities by the Initial Purchasers any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of the Initial Purchasers, counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or if, in the reasonable opinion of the Initial Purchasers, counsel to the Initial Purchasers or counsel to the Company, such amendment or supplement is necessary to comply with applicable law, the Issuer and the Company will, subject to paragraph (b) of this Section 4, promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or to effect such compliance (in form and substance reasonably agreed upon by counsel to the Initial Purchasers), so that as so amended or supplemented, the statements in the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or so that such Offering Memorandum as so amended or supplemented will comply with applicable law, as the case may be, and furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request. The Issuer and the Company agree to notify the Initial Purchasers in writing to suspend use of the Offering Memorandum as promptly as practicable after the occurrence of an event specified in this paragraph (c), and the Initial Purchasers hereby agree upon receipt of such notice from the Issuer and the Company to suspend use of the Offering Memorandum until the Issuer and the Company have amended or supplemented the Offering Memorandum to correct such misstatement or omission or to effect such compliance.

       (d) Except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, the Company and the Issuer will not, and will cause their affiliates not to, and will not authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell any of the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and the Company and the Issuer will not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

       (e) So long as any of the Securities are outstanding and "restricted securities" within the meaning of Rule 144(a)(3) of the Rules and Regulations, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) of the Rules and Regulations. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

       For so long as the Securities are outstanding and so long as the Initial Purchasers are making a market for the Capital Securities, the Company will furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Indenture Trustee or the Property Trustee or to the holders of the Debentures or the Capital Securities pursuant to the Trust Agreement or the Indenture or the Exchange Act or any Rule or Regulation.

       (f) For so long as the Securities are outstanding, the Company agrees to file with the Commission, in a timely manner, all forms and reports required to be filed by it under the Exchange Act.

       (g) Each Capital Security (and each Debenture distributed to holders of Capital Securities pursuant to the terms of the Trust Agreement) will bear a legend (and with respect to the Debentures a similar legend) substantially in the following form until such legend shall no longer be necessary or advisable because the Capital Securities (and the Debentures) are no longer subject to the restrictions on transfer described herein:

     "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT:
     (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE LATER OF THE DATE WHICH IS TWO YEARS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF SUCH RESTRICTED SECURITIES (OR ANY PREDECESSOR) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (II)(D) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE PROPERTY TRUSTEE FOR SUCH SECURITIES TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE."

       (h) The Company will, or will cause the Issuer to, arrange for the registration and qualification of the Capital Securities for offering and sale under the applicable securities or "blue sky" laws of such states and other U.S. jurisdictions as the Initial Purchasers may reasonably designate in connection with the resale of Capital Securities as contemplated by this Agreement and the Offering Memorandum and will continue such qualifications in effect for as long as may be reasonably required to complete the distribution of the Capital Securities; provided
                                                                      --------
     that the Company shall not be required to qualify as a foreign corporation or consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Capital Securities). The Company shall, or shall cause the Issuer to, promptly advise the Initial Purchasers of the receipt by the Company or the Issuer, as the case may be, of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or any notification with respect to the suspension of the qualification or exemption from qualification of the Capital Securities for offering or sale in any jurisdiction or the institution of any proceeding for such purpose and shall use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time

       (i) Neither the Issuer nor the Company shall, directly or indirectly, for a period commencing on the date hereof and ending on the 30th day after the Closing Date, except with the prior written consent of CSI, offer to sell, pledge, sell, grant any option, warrant or other right to purchase, or otherwise transfer or dispose of (or agree to do any of the foregoing) (a) any trust certificates or other securities of the Issuer or any similar trust, (b) any preferred stock or any other security of the Company that is substantially similar to the Capital Securities or (c) any other securities which are convertible into, or exercisable or exchangeable for, any of the securities described in (a) and (b) above. The foregoing sentence shall not apply to (i) the issuance of the Common Securities to the Company by the Issuer, (ii) the issuance of the Capital Securities being sold hereunder and the sale thereof pursuant hereto, (iii) the issuance of the Debentures to the Issuer by the Company or (iv) the issuance of the Exchange Securities.

       (j) The Company and the Issuer agree that no future offer and sale of securities of the Company or the Issuer of any class will be made if, as a result of the doctrine of "integration" referred to in Rule 502 of Regulation D, such offer and sale could reasonably have been expected, at the time of such sale, based upon public laws, Commission releases and Commission no-action letters available at such time, to render invalid the exemption from the registration requirements of the Securities Act relied upon in connection with the transactions contemplated by this Agreement.

       (k) In connection with the original distribution of the Capital Securities, the Company agrees that, prior to any offer or resale of the Capital Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make, and promptly receive from the Company adequate information with respect to, reasonable inquiries into the business of the Company and its subsidiaries.

       (l) In connection with the offering of the Capital Securities, the Company and the Issuer agree to make their officers, trustees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers.

       (m) During the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, neither the Company nor the Issuer, will, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Capital Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

       (n) The Company and the Issuer will do and perform all things required to be done and performed by it under this Agreement that are within their control prior to or after the Closing Date, and to use their reasonable best efforts to satisfy all conditions precedent on their part to the delivery of the Capital Securities.

       (p) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchasers are notified), without the prior written consent of the Initial Purchasers, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law.

       Section 5. Conditions of Initial Purchasers' Obligation. The respective
                  --------------------------------------------
     obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company and the Issuer contained herein, to the accuracy of the statements of the Company and the Issuer and their respective officers or trustees made in any certificates delivered pursuant hereto, to the performance by the Company and the Issuer of their respective obligations hereunder, and to each of the following additional terms and conditions:


       (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Capital Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

       (b) None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

       (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers, and the Company shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

       (d) White & Case shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex B hereto.


       (e) Craig I. DeRoy shall have furnished to the Initial Purchasers his written opinion, as General Counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Annex C hereto.

       (f) Morris James Hitchens & Williams shall have furnished to the Initial Purchasers their written opinion, as counsel to the Issuer, the Indenture Trustee, the Property Trustee, the Delaware Trustee and the Guarantee Trustee, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and to the effect that the Delaware Trustee is a Delaware banking corporation, has been duly incorporated and is validly existing in good standing as a banking corporation under the laws of the State of Delaware and has the corporate power to act as trustee of a Delaware business trust under the laws of the State of Delaware, 12 Del. (S) 3801 et seq, and substantially
                                       ---           -- ---
     to the effect set forth in Annex D hereto.



       (g) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company and the Issuer shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

       (h) The Company shall have furnished to the Initial Purchasers a letter (the "Initial Letter") of Price Waterhouse LLP, addressed to the Initial Purchasers and dated the date hereof, in form and substance satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex E hereto.

       (i) The Company shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of Price Waterhouse LLP, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter. In addition, the Company shall have received letters from such accountants consenting to the use, in connection with the offering of the Capital Securities, of the audited financial statements of the Company prepared by such accountants and incorporated by reference in the Offering Memorandum.

       (j) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its president and its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct in all material respects, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained or incorporated by reference in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of the Company or any of its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations or business of the Company and its subsidiaries taken as a whole, except as set forth in the Offering Memorandum.

       (k) The Issuer shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Regular Trustees stating that
     (A) such trustees have carefully examined the Offering Memorandum, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and
     (C) as of the Closing Date, the representations and warranties of the Issuer in this Agreement are true and correct in all material respects, the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date.

       (l) The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company and the Issuer.

       (m) Each of the Transaction Documents shall have been duly executed and delivered by the parties thereto, and the Capital Securities and the Debentures shall have been duly executed and delivered by the Issuer and the Company and duly authenticated by the Property Trustee and the Indenture Trustee, respectively.

       (n)  If any event shall have occurred that requires the Company under
     Section 4(c) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have consented to its use, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

       (o) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any of the rules and regulations by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Capital Securities as contemplated hereby.

       (p) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Capital Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

       (q) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Capital Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Capital Securities.

       (r) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Capital Securities or any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Capital Securities or any of the Company's debt securities or preferred stock.

       (s) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Capital Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

       6. Termination.  The obligations of the Initial Purchasers hereunder may
          -----------
     be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Capital Securities if, prior to that time, any of the events described in Section 5(p), (q), (r), (s) or (t) shall have occurred and be continuing.

       7. Defaulting Initial Purchasers. (a) If, on the Closing Date, any
          -----------------------------
     Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Capital Securities which such defaulting Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers, the Issuer or the Company, except that the Company and the Issuer will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 1 hereto that, pursuant to this Section 7, purchases Capital Securities which a defaulting Initial Purchaser agreed but failed to purchase.


       (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Issuer or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Capital Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company and the Issuer agree to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.

       8. Reimbursement of Initial Purchasers' Expenses. If (a) this Agreement
          ---------------------------------------------
     shall have been terminated pursuant to Section 7, (b) the Company or the Issuer shall fail to tender any of the Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Capital Securities for any reason permitted under this Agreement, the Company and the Issuer shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Capital Securities. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Initial Purchasers, the Company and the Issuer shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

       9. Indemnification.  (a)  The Company and the Issuer shall, jointly and
          ---------------
     severally, indemnify and hold harmless each Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Capital Securities), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided by the Company pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that
                                                        --------- -------
     the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided, further,
                                                              --------- -------
     that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this
     Section 9(a) shall not inure to the benefit of any such Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Capital Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with
     Section 4(a). For purposes of the last proviso to the immediately preceding sentence, the term "Offering Memorandum" shall not be deemed to include the documents incorporated therein by reference, and no Initial Purchaser shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Offering Memorandum or the Offering Memorandum to any person.


       (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its affiliates, the Issuer, their respective officers, trustees, directors, employees, representatives and agents, and each person, if any, who controls the Company or the Issuer within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchasers' Information provided by such Initial Purchaser and shall reimburse the Company promptly upon demand for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

       (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying
             --------- -------
     party shall not relieve it from any liability which it may have under this
     Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party
          --------- -------
     shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the
                    --------- -------
     right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and contains no findings of fault or culpability or failure to act by or on behalf of the Indemnified Party.

       The obligations of the Company and the Initial Purchasers in this Section 9 and in Section 10 are in addition to any other liability that the Company or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

       10. Contribution.  If the indemnification provided for in Section 9 is
           ------------
     unavailable or insufficient to hold harmless an indemnified party under
     Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Capital Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Capital Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Capital Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Capital Securities under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company information supplied by the Company on the one hand or to any Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this
     Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Capital Securities purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.


       11. Persons Entitled to Benefit of Agreement. This Agreement shall inure
           ----------------------------------------
     to the benefit of and be binding upon the Initial Purchasers, the Company, the Issuer and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, trustees, directors, employees, representatives, agents and controlling persons of the Company, the Issuer and the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Capital Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this
     Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.


       12. Expenses.  The Company and the Issuer agree with the Initial
           --------
     Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Company's counsel and independent accountants; (f) the fees and expenses of qualifying the Capital Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing Blue Sky Memoranda (including related reasonable fees and expenses of counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the Capital Securities; (h) the fees and expenses of the Trustees and any paying agent (including related fees and expenses of any counsel to such parties); (i) the cost of qualifying the Capital Securities with DTC and other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section
     --------- -------
     8, the Initial Purchasers shall pay their own costs and expenses.


       13. Survival. The respective indemnities, rights of contribution,
           --------
     representations, warranties and agreements of the Company, the Issuer and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Issuer or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Capital Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.


       14. Notices, etc. All statements, requests, notices and agreements
           ------------
     hereunder shall be in writing, and:


       if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Mr. Louis DeCaro (telecopier no.: (212) 270-
                                ----------------
     6170); or

       if to the Company or the Issuer, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Mark R Arnesen (telecopier no.: 714-836-
                                     --------------
     1841);

     provided that any notice to an Initial Purchaser pursuant to Section 9(c)
     --------
     shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Issuer shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by CSI.


       15. Definition of Terms.  For purposes of this Agreement, (a) the term
           -------------------
     "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.


       16. Initial Purchasers' Information.  The parties hereto acknowledge and
           -------------------------------
     agree that the Initial Purchasers' Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: (i) the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchasers; (ii) the legend on the inside front cover page concerning stabilizing activities by the Initial Purchasers; and (iii) the statements concerning the Initial Purchasers contained in (i) the second sentence of the fifth paragraph and
     (ii) paragraph seven and under the heading "Plan of Distribution".


       17. Governing Law. This Agreement shall be governed by and construed in
           -------------
     with the laws of the State of New York.


       18. Counterparts. This Agreement may be executed in one or more
           ------------
     counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

       19. Amendments. No amendment or waiver of any provision of this
           ----------
     Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.


       20. Headings. The headings herein are inserted for convenience of
           --------
     reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Issuer and the several Initial Purchasers in accordance with its terms.

                              Very truly yours,

                              FIRST AMERICAN CAPITAL TRUST

                              By The First American Financial Corporation, as Sponsor


                              By  /s/ THOMAS A. KLEMENS
                                  ------------------------
                                  Name:  Thomas A. Klemens
                                  Title:  Regular Trustee


                              THE FIRST AMERICAN FINANCIAL CORPORATION


                              By  /s/ THOMAS A. KLEMENS
                                  -----------------------------------------
                                  Name:  Thomas A. Klemens
                                  Title: Executive Vice President and Chief
                                         Financial Officer


Accepted:

CHASE SECURITIES INC.


By /s/ LOUIS DE CARO
   ----------------------
    Authorized Signatory


Address for notices pursuant to Section 9(c):

Chase Securities Inc.
270 Park Avenue
New York, New York 10017
Attention: Mr. Louis DeCaro
Telecopier No: (212) 270-6710

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Issuer and the several Initial Purchasers in accordance with its terms.

                              Very truly yours,

                              FIRST AMERICAN CAPITAL TRUST

                              By The First American Financial Corporation, as Sponsor


                              By
                                  ------------------------
                                  Name:  Thomas A. Klemens
                                  Title:  Regular Trustee


                              THE FIRST AMERICAN FINANCIAL CORPORATION


                              By
                                  -----------------------------------------
                                  Name:  Thomas A. Klemens
                                  Title: Executive Vice President and Chief
                                         Financial Officer


Accepted:

CHASE SECURITIES INC.


By /s/ LOUIS DE CARO
   ----------------------
    Authorized Signatory


Address for notices pursuant to Section 9(c):

Chase Securities Inc.
270 Park Avenue
New York, New York 10017
Attention: Mr. Louis DeCaro
Telecopier No: (212) 270-6710

UBS SECURITIES LLC


By   RICHARD M MESSINA
    ---------------------
    Authorized Signatory
     RICHARD M. MESSINA
       VICE PRESIDENT

Address for notices pursuant to Section 9(c):
UBS Securities LLC
299 Park Avenue
New York, New York 10022

Attention:  Matthew Grayson
Telecopier No: (212) 821-4816

                                                            SCHEDULE 1


                                Principal Amount
  Initial Purchasers            of Capital Securities
  ------------------            ---------------------
  Chase Securities Inc.           $ 50,000,000
  UBS Securities LLC                50,000,000
                                  ------------

         Total                    $100,000,000


                                                            SCHEDULE 2

                             Material Subsidiaries
                             ---------------------



First American Trust Company
First American Title Insurance Company
First American Title Guaranty Holding Company
First American Home Buyers Protection Corporation
First American Title Insurance Company of New York
First American Flood Data Services, Inc.
First American Real Estate Information Services, Inc.

                                                            Annex A

                     Form of Registration Rights Agreement

                                                            ANNEX B

                         Form of White & Case Opinion

     White & Case shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:


          (a) The Company has full right, power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly and validly taken.

          (b) This Agreement has been duly authorized, executed and delivered by the Company.

          (c) Each of the Indenture, the Trust Agreement, the Guarantee Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company, and each of the Indenture, the Trust Agreement, the Guarantee Agreement and the Registration Rights Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company and the Trustee in accordance with its terms, subject to the Enforceability Exceptions.

          (d) The Debentures have been duly authorized, executed, issued and delivered by the Company and, when the Debentures have been duly authenticated by the Indenture Trustee and paid for by the Issuer, will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions.

          (e) Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

          (f) The statements set forth in the Offering Memorandum under the captions "Description of Capital Securities", "Description of Junior Subordinated Debentures", "Description of Guarantee", "Relationship Among the Securities, the Junior Subordinated Debentures and the Guarantee" and "Benefit Plan Considerations" insofar as they purport to describe the provisions of the law and documents referred to therein are accurate.

          (g) Assuming the accuracy of the representations, warranties and agreements of the Company and of the Initial Purchasers contained in this Agreement, the issuance and sale of the Capital Securities and the offer, resale and delivery of the

     Capital Securities in the manner contemplated by this Agreement and the Offering Memorandum, are exempt from the registration requirements of the Securities Act, and it is not necessary to qualify the Indenture under the Trust Indenture Act.

          (h) Neither the Issuer nor the Company nor any of its subsidiaries is an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder, without taking account of any exemption under the Investment Company Act arising out of the number of holders of the Company's securities.

          (i) Subject to the qualifications set forth therein, the statements contained in the Offering Memorandum under the caption "Certain United States Federal Income Tax Consequences," to the extent they constitute matters of United States federal income tax law and legal conclusions with respect thereto, are accurate in all material respects.

          In addition, such counsel shall state that, although they have not undertaken, except as otherwise indicated in their opinion, to determine independently, and do not assume any responsibility for the accuracy or completeness of the Statements in the Offering Memorandum, as counsel for the Company, they reviewed the Offering Memorandum and the documents incorporated or deemed incorporated by reference therein (the "Exchange Act Documents"), participated in the preparation of the Offering Memorandum and in discussions with the Initial Purchasers and representatives of the Company and its independent public accountants and advised the Company as to the requirements of the Securities Act and the applicable rules and regulations thereunder. Such counsel shall also state that they reviewed certificates of certain officers of the Company and the letter from the Company's independent accountants. Such counsel shall state that nothing that came to their attention that has caused them to believe that any part of the Offering Memorandum (including the Exchange Act Documents) contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express an opinion with respect to the financial statements and notes and schedules thereto or any other statistical or financial data included in the Offering Memorandum).

                                                                         ANNEX C

                      [Form of Opinion of Craig I. DeRoy]

     Craig I. DeRoy, shall have furnished to the Initial Purchasers his written opinion, as general counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:

          (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California; and the Company and each of its Material Subsidiaries is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property, maintenance of an office or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged (except where the failure to so qualify or be licensed or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect).

          (b) The Company has an authorized capitalization as set forth in the Offering Memorandum.

          (c) All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of the preemptive rights of any other stockholder of the Company; and all of the issued and outstanding shares of capital stock of each of the Company's Material Subsidiaries (other than First American Title Guaranty Holding Company and First American Home Buyers Protection Corporation) are owned of record by the Company or one or more of its subsidiaries, and all such shares of such capital stock are duly and validly issued, fully paid and non-assessable, except that (i) all of the issued and outstanding shares of First American Title Insurance Company, First American Trust Company and First American Real Estate Information Services, Inc. have been pledged to secure the Company's indebtedness under the Credit Facility (as such term is defined in the Offering Memorandum) and (ii) the transfer of ownership of the capital stock of First America Title Insurance Company is subject to the prior approval of the California Department of Insurance. The Company owns 80% of the issued and outstanding shares of the capital stock of First American Title Guaranty Holding Company ("FATGHC"). The Company owns 79% of the issued and outstanding shares of the capital stock of First American Home Buyers Protection Corporation ("FAHBPC"). The outstanding shares of the capital stock of FATGHC and FAHBPC that are owned by the Company have been duly and validly authorized and issued, are fully paid and are nonassessable, and are owned, indirectly, by the Company free and clear of any pledge, lien, security interest, charge, claim, restriction on voting or transfer or encumbrance of any kind, except that the holders of the minority interests in FATGHC and FAHBPC have the right to "put" their minority interests to First American Title Insurance Company.

         (d) The execution, delivery and performance by the Company and the Issuer of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Capital Securities and compliance by the Company and the Issuer with the material terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries or the Issuer pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries or the Issuer is a party or by which the Company or any of its subsidiaries or the Issuer is bound or to which any of the property or assets of the Company or any of its subsidiaries or the Issuer is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Material Subsidiaries, the Trust Agreement or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or the Issuer or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company and the Issuer of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Capital Securities and compliance by the Company and the Issuer with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws.

         (e) To the best knowledge of such counsel, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company or any of its subsidiaries or the Issuer is a party or of which any property or assets of the Company or any of its subsidiaries or the Issuer is the subject which (A) singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries or the Issuer, could reasonably be expected to have a Material Adverse Effect or (B) questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (f) Neither the Company nor any of its Material Subsidiaries is (A) in violation of its charter or by-laws, (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any material term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its material property or assets is subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its material property or assets may be subject.

                                                                         ANNEX D

              [Form of Morris James Hitchens & Williams Opinion]

     Morris James Hitchens & Williams shall have furnished to the Initial Purchasers their written opinion, as counsel to the Indenture Trustee, the Property Trustee, the Guarantee Trustee and the Delaware Trustee, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:

          (a) Wilmington Trust Company is a banking corporation duly incorporated and validly existing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by Wilmington Trust Company, as property trustee (the "Property Trustee") of the Trust Agreement, as Guarantee Trustee, of the Guarantee Agreement, as the Indenture Trustee, of the Indenture have been duly authorized by all necessary corporate action on the part of the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively. The Trust Agreement, the Guarantee Agreement and the Indenture have been duly executed and delivered by the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively.

          (c) The execution, delivery and performance of the Trust Agreement, the Guarantee Agreement and the Indenture by the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, do not conflict with or constitute a breach of the applicable organizational documents or by-laws of the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, or the terms of any indenture or other agreement or instrument known to such counsel and to which the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively.

          (d) No consent, approval or authorization of, or registration with or notice to, any federal or Delaware banking authority is required for the execution, delivery or performance by the Property Trustee, the Guarantee Trustee or the Indenture Trustee of the Trust Agreement, the Guarantee Agreement or the Indenture, respectively.

          (e) The Issuer has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Issuer as a business trust have been made.

          (f) Under the Delaware Act and the Trust Agreement, the Issuer has the trust power and authority to own its property and conduct its business, all as described in the Offering Memorandum.

          (g) The Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and other similar laws relating to the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          (h) Under the Delaware Act and the Trust Agreement, the Issuer has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement and the Registration Rights Agreement and
     (ii) to issue and perform its obligations under the Capital Securities and the Common Securities.

          (i) Under the Delaware Act and the Trust Agreement, the execution and delivery by the Issuer of this Agreement and the Registration Rights Agreement, and the performance by the Issuer of its obligations hereunder and thereunder, have been duly authorized by all necessary trust action on the part of the Issuer.

          (j) The Capital Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Issuer and are entitled to the benefits of the Trust Agreement. The holders of the Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of Capital Securities may be obligated, pursuant to the Trust Agreement, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates for Capital Securities and the issuance of replacement certificates for Capital Securities, and
     (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

          (k) Under the Delaware Act and the Trust Agreement, the issuance of the Capital Securities is not subject to preemptive rights.

          (l) The issuance and sale by the Issuer of the Capital Securities, the execution, delivery and performance by the Issuer of this Agreement and the Registration Rights Agreement, the consummation by the Issuer of the transactions contemplated hereby and thereby and compliance by the Issuer with its obligations hereunder and thereunder, and the performance by the Company, as sponsor, of its obligations under the Trust Agreement (A) do not violate (i) any of the provisions of the certificate of trust of the Issuer or the Trust Agreement or (ii) any applicable Delaware law or administrative regulation (except that such counsel need express no opinion with respect to the securities laws of the State of Delaware) and (B) do not require any consent, approval, license, authorization or validation of, or filing or registration with, any Delaware legislative, administrative or regulatory body under the laws or administrative regulations of the State of Delaware (except that such counsel need express no opinion with respect to the securities laws of the state of Delaware).

         (m) Assuming that the Issuer derives no income from or in connection with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Capital Securities (other than those holders of Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Issuer, and the Issuer will not be liable for any income tax imposed by the State of Delaware.

                                                                         ANNEX E

                       [Form of Initial Comfort Letter]


         The Company shall have furnished to the Initial Purchasers a letter of Price Waterhouse LLP, addressed to the Initial Purchasers and dated the date of the Purchase Agreement, in form and substance satisfactory to the Initial Purchasers, substantially to the effect set forth below:

         (a) they are independent certified public accountants with respect to the Company within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings;

         (b) in their opinion, the audited financial statements included or incorporated by reference in the Offering Memorandum and reported on by them comply in form in all material respects with the accounting requirements of the Exchange Act and the related published rules and regulations of the Commission thereunder that would apply to the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-3 under the Securities Act (except that certain supporting schedules are omitted);

         (c) based upon the procedures detailed in such letter with respect to the period subsequent to the date of the last available balance sheet, including reading of minutes and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing has come to their attention that causes them to believe that (A) at a specified date not more than three business days prior to the date of such letter, there was any change in capital stock, increase in long-term debt or decrease in net current assets as compared with the amounts shown in the December 31, 1996 unaudited balance sheet included or incorporated by reference in the Offering Memorandum or (B) for the period from ______________ __, 199_ to a specified date not more than five business days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in net sales, income from operations, EBITDA or net income, except in all instances for changes, increases or decreases that the Offering Memorandum discloses have occurred or which are set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Initial Purchasers]; and

         (e) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Offering Memorandum agrees with the accounting records of the Company, excluding any questions of legal interpretation.